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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                   OCTOBER 27, 1998


                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

    DELAWARE                           0-19277           13-3317783
-----------------                     ---------         ------------
(State or other jurisdiction       (Commission File    (IRS Employer
of incorporation)                      Number)        Identification No.)

HARTFORD PLAZA
HARTFORD, CONNECTICUT                                     06115-1900
----------------------                                  -------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number: (860) 547-5000


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ITEM 5.   OTHER EVENTS.

     On October 27, 1998, the Hartford Financial Services Group, Inc. (The Hartford) issued a press release regarding its entry into an agreement to sell its United Kingdom-based London & Edinburgh Insurance Co. subsidiary to Norwich Union. The transaction is expected to be completed in the fourth quarter, subject to UK insurance regulatory approval. Additional information is set forth in the Hartford's press release which is filed as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  The following is filed as an exhibit to this Current Report:


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
99.1                Press release dated October 27, 1998.



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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE HARTFORD FINANCIAL SERVICES
                              GROUP, INC.


Date: October 28, 1998             By: /s/ Michael S. Wilder
                                      ----------------------------------
                                   Name:     Michael S. Wilder
                                   Title:    Group Senior Vice President,
                                             General Counsel


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                                   EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
99.1                Press release dated October 27, 1998.